Business Combination	9 Months Ended
Sep. 30, 2019
Business Combinations [Abstract]
Business Combination	Business Combination
On October 31, 2018, the acquisition for 100% of shares of the acetylene carbon black manufacturer Société du Noir d'Acétylène de l'Aubette, SAS (“SN2A”) from LyondellBasell Industries Holdings B.V. was completed. The acquisition was accounted for as a business combination. The acquisition had an aggregate purchase price of $36.8 million. In finalizing the purchase price accounting during the third quarter of 2019, the previously disclosed purchase price allocation as of the closing date was updated to reflect adjustments existing at the acquisition date and identified during the measurement period under ASC 805 - Business Combinations.
The following table summarizes the fair values of assets acquired and liabilities assumed as of the date of acquisition:

(in thousands)
Assets
Cash	$213
Other current assets	176
Accounts receivables	1,578
Inventories	924
Property, plant and equipment	5,317
Intangible assets	12,766
Total assets acquired	$20,974

Liabilities
Current liabilities	$2,488
Deferred tax liabilities	4,716
Total liabilities assumed	$7,204
Net assets acquired	$13,770

Consideration:
Cash consideration paid	$36,784
Goodwill	$23,014

The acquisition was accounted for using the acquisition method. Tangible and identifiable intangible assets acquired and liabilities assumed are recorded at fair value as of the acquisition date.
During the quarter ended September 30, 2019, we reduced the total fair value of intangible assets acquired from $44.3 million to $12.8 million based on an improved understanding of the allocation of future expected cash flows since the date of acquisition including an adjustment to the applied discount rate aligned to target specific considerations. In addition, we reduced the fair value of acquired property, plant and equipment from $5.8 million to $5.3 million due to third party appraisals and we reduced the related deferred tax liabilities from $13.7 million by $9.0 million to $4.7 million accordingly to reflect the impact of changes in fair values of the tangible and intangible assets. These changes resulted in $23.0 million of goodwill being recorded and allocated to our Specialty Carbon Black Segment. We also recorded a reduction in depreciation and amortization expense of $1.0 million and an increase in net income of $0.7 million respectively, in the third quarter of fiscal 2019 related to prior periods as a result of the changes in fair values of tangible and intangible assets and the associated deferred tax liabilities.
The fair values of identifiable assets and liabilities acquired were developed with the assistance of a third-party valuation firm. The fair value of acquired property, plant and equipment is valued at its "value-in-use" as there are no known plans to dispose of any assets. The fair value of acquired identifiable intangible assets was determined using the "income approach" on an individual asset basis. The key assumptions used in the calculation of the discounted cash flows include projected revenues, gross margin, operating expenses, and discount rate. The valuations and the underlying assumptions have been deemed reasonable by the Company’s management. There are inherent uncertainties and management judgment required in these determinations.